UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2012

Date of reporting period: 09/30/2011

Item 1 – Report to Stockholders

September 30, 2011

Semi-Annual Report (Unaudited)
BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated
to finding opportunities
and managing risk in
this environment.”

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of September 30, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended September 30,2011, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), underperformed the benchmark S&P SmallCap 600® Value Index.

What factors influenced performance?

•

The Master LLC’s sector positioning relative to the benchmark index had a negative impact on performance for the period. Specifically, the Master LLC’s underweight in the energy, consumer staples and utilities sectors detracted from relative performance, as did its overweight in health care. Also negatively impacting performance was stock selection in the industrials sector, where anti-cyclical sentiment led to dramatic price declines. Individual industrials holdings that particularly detracted include machinery companies Altra Holdings, Inc. and Terex Corp. and trucking company Vitran Corp., Inc. Stock selection in financials hurt returns as the Master LLC’s bank and real estate investment trust holdings underperformed their benchmark peers during the period.

•

Contributing positively to performance for the period was stock selection in several areas. In the health care sector, selection was especially strong in the equipment and supplies segment, where holdings of OraSure Technologies, Inc. and Wright Medical Group, Inc. delivered the biggest returns. Another area of strength was the information technology (“IT”) sector, where the Master LLC held outperformers in computers, internet and software stocks, most notably Radiant Systems, Inc. In consumer discretionary, stock selection in the specialty retail, multiline retail and media industries also had a positive impact on performance.

Describe recent portfolio activity.

• During the six-month period, the Master LLC moderately decreased exposure to the consumer discretionary, financials and industrials sectors and increased its overweights in energy and health care.

Describe portfolio positioning at period end.

•

At period end, the Master LLC’s most notable sector overweights relative to the S&P SmallCap 600® Value Index were in health care, energy and IT, while notable underweights were in consumer staples, financials and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies that the Master LLC’s management believes have special investment value and emerging growth companies regardless of size.

[3]	This unmanaged index measures performance of the small-capitalization value sector of the US equity market.

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(22.80)%	0.12%	N/A	(2.82)%	N/A	4.91%	N/A
Investor A	(22.92)	(0.19)	(5.43)%	(3.09)	(4.13)%	4.64	4.08%
Investor B	(23.34)	(1.17)	(5.62)	(3.98)	(4.27)	3.96	3.96
Investor C	(23.33)	(1.15)	(2.14)	(4.02)	(4.02)	3.73	3.73
Class R	(23.08)	(0.58)	N/A	(3.46)	N/A	4.35	N/A
S&P SmallCap 600® Value Index	(21.79)	(3.55)	N/A	(1.66)	N/A	6.64	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to February 4, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$772.00	$4.34	$1,000.00	$1,020.10	$4.95	0.98%
Investor A	$1,000.00	$770.80	$5.67	$1,000.00	$1,018.60	$6.46	1.28%
Investor B	$1,000.00	$766.60	$10.11	$1,000.00	$1,013.55	$11.53	2.29%
Investor C	$1,000.00	$766.70	$9.85	$1,000.00	$1,013.85	$11.23	2.23%
Class R	$1,000.00	$769.20	$7.30	$1,000.00	$1,016.75	$8.32	1.65%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown.)

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

September 30, 2011 (Unaudited)
Assets
Investments at value — Master Value Opportunities LLC (the “Master LLC”) (cost — $877,154,648)	$874,584,848
Withdrawals receivable from the Master LLC	1,064,471
Capital shares sold receivable	432,567
Prepaid expenses	18,745
Total assets	876,100,631

Liabilities
Capital shares redeemed payable	1,497,038
Service and distribution fees payable	266,468
Administration fees payable	431,565
Other affiliates payable	7,786
Other accrued expenses payable	383,287
Total liabilities	2,586,144
Net Assets	$873,514,487

Net Assets Consist of
Paid-in capital	$1,414,389,456
Distributions in excess of net investment income	(1,162,941)
Accumulated net realized loss allocated from the Master LLC	(537,142,228)
Net unrealized appreciation/depreciation allocated from the Master LLC	(2,569,800)
Net Assets	$873,514,487

Net Asset Value
Institutional — Based on net assets of $301,596,963 and 18,291,854 shares outstanding, 100 million shares authorized, $0.10 par value	$16.49
Investor A — Based on net assets of $328,934,753 and 20,332,858 shares outstanding, 100 million shares authorized, $0.10 par value	$16.18
Investor B — Based on net assets of $53,382,539 and 3,954,340 shares outstanding, 100 million shares authorized, $0.10 par value	$13.50
Investor C — Based on net assets of $162,768,114 and 12,664,852 shares outstanding, 100 million shares authorized, $0.10 par value	$12.85
Class R — Based on net assets of $26,832,118 and 1,968,178 shares outstanding, 100 million shares authorized, $0.10 par value	$13.63

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Six Months Ended September 30, 2011 (Unaudited)
Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$6,394,645
Securities lending — affiliated	359,046
Dividends — affiliated	5,297
Expenses	(2,958,323)
Fees waived	3,900
Total income	3,804,565

Expenses
Administration	1,377,457
Service — Investor A	506,447
Service and distribution — Investor B	371,411
Service and distribution — Investor C	1,037,581
Service and distribution — Class R	88,834
Transfer agent — Institutional	328,609
Transfer agent — Investor A	447,040
Transfer agent — Investor B	177,695
Transfer agent — Investor C	437,937
Transfer agent — Class R	60,151
Printing	52,363
Registration	35,993
Professional	33,263
Officer	515
Miscellaneous	9,852
Total expenses	4,965,148
Net investment loss	(1,160,583)

Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain from investments	69,253,640
Net change in unrealized depreciation on investments	(334,486,086)
Total realized and unrealized loss	(265,232,446)
Net Decrease in Net Assets Resulting from Operations	$(266,393,029)

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
Operations
Net investment loss	$(1,160,583)	$(1,879,470)
Net realized gain	69,253,640	101,199,105
Net change in unrealized appreciation/depreciation	(334,486,086)	169,640,781
Net increase (decrease) in net assets resulting from operations	(266,393,029)	268,960,416

Dividends to Shareholders From
Net investment income:
Institutional	—	(725,833)
Investor A	—	(25,817)
Decrease in net assets resulting from dividends to shareholders	—	(751,650)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(87,606,255)	(96,268,088)

Redemption fee
Redemption fee	—	33,657

Net Assets
Total increase (decrease) in net assets	(353,999,284)	171,974,335
Beginning of period	1,227,513,771	1,055,539,436
End of period	$873,514,487	$1,227,513,771
Distributions in excess of net investment income	$(1,162,941)	$(2,358)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional
	Six Months Ended September 30, 2011 (Unaudited)
		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$21.36	$16.70	$10.01	$18.24	$24.95	$28.46
Net investment income[1]	0.02	0.05	0.09	0.11	0.05	0.01
Net realized and unrealized gain (loss)	(4.89)	4.65 [2]	6.65 [2]	(8.03)[2]	(2.82)[2]	0.76 [2]
Net increase (decrease) from investment operations	(4.87)	4.70	6.74	(7.92)	(2.77)	0.77
Dividends and distributions from:
Net investment income	—	(0.04)	(0.05)	—	—	—
Net realized gain	—	—	—	(0.31)	(3.94)	(4.28)
Total dividends and distributions	—	(0.04)	(0.05)	(0.31)	(3.94)	(4.28)
Net asset value, end of period	$16.49	$21.36	$16.70	$10.01	$18.24	$24.95

Total Investment Return[3]
Based on net asset value	(22.80)%[4]	28.24%	67.43%[5]	(44.18)%	(13.48)%	3.86%

Ratios to Average Net Assets[6]
Total expenses	0.98%[7,8]	1.01%	1.07%	1.09%	0.97%	0.98%
Net investment income	0.24%[7,8]	0.30%	0.63%	0.68%	0.20%	0.05%

Supplemental Data
Net assets, end of period (000)	$301,597	$418,333	$288,028	$206,966	$521,653	$775,697
Portfolio turnover of the Master LLC	22%	52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 67.13%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A
	Six Months Ended September 30, 2011 (Unaudited)
			Year Ended March 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$20.99		$16.41	$9.85	$17.98	$24.65	$28.15
Net investment income (loss)[1]	(0.00)[2]		0.00 [3]	0.04	0.06	(0.01)	(0.05)
Net realized and unrealized gain (loss)	(4.81)		4.58 [4]	6.54 [4]	(7.88)[4]	(2.79)[4]	0.75 [4]
Net increase (decrease) from investment operations	(4.81)		4.58	6.58	(7.82)	(2.80)	0.70
Dividends and distributions from:
Net investment income	—		(0.00)[2]	(0.02)	—	—	—
Net realized gain	—		—	—	(0.31)	(3.87)	(4.20)
Total dividends and distributions	—		(0.00)	(0.02)	(0.31)	(3.87)	(4.20)
Net asset value, end of period	$16.18		$20.99	$16.41	$9.85	$17.98	$24.65

Total Investment Return[5]
Based on net asset value	(22.92	) %[6]	27.92%	66.80%[7]	(44.27)%	(13.74)%	3.64%

Ratios to Average Net Assets[8]
Total expenses	1.28%[9,10]		1.29%	1.35%	1.34%	1.23%	1.23%
Net investment income (loss)	(0.05	) %[9,10]	0.02%	0.33%	0.39%	(0.06)%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$328,935		$445,797	$403,008	$264,870	$499,605	$742,321
Portfolio turnover of the Master LLC	22%		52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Includes a redemption fee, which is less than $0.01 per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.49%.

[8]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[9]	Annualized.

[10]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B
	Six Months Ended September 30, 2011 (Unaudited)

		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$17.61	$13.89	$8.41	$15.54	$21.82	$25.36
Net investment loss[1]	(0.08)	(0.13)	(0.07)	(0.06)	(0.18)	(0.22)
Net realized and unrealized gain (loss)	(4.03)	3.85 [2]	5.55 [2]	(6.76)[2]	(2.41)[2]	0.65 [2]
Net increase (decrease) from investment operations	(4.11)	3.72	5.48	(6.82)	(2.59)	0.43
Distributions from net realized gain	—	—	—	(0.31)	(3.69)	(3.97)
Net asset value, end of period	$13.50	$17.61	$13.89	$8.41	$15.54	$21.82

Total Investment Return[3]
Based on net asset value	(23.34)%[4]	26.78%	65.16%[5]	(44.79)%	(14.49)%	2.86%

Ratios to Average Net Assets[6]
Total expenses	2.29%[7,8]	2.25%	2.34%	2.25%	2.08%	2.00%
Net investment loss	(1.07)%[7,8]	(0.93)%	(0.64)%	(0.46)%	(0.89)%	(0.95)%

Supplemental Data
Net assets, end of period (000)	$53,383	$88,310	$109,461	$110,538	$311,312	$569,747
Portfolio turnover of the Master LLC	22%	52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 64.92%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[7]	Annualized.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C
	Six Months Ended September 30, 2011 (Unaudited)

		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$16.76	$13.23	$8.01	$14.83	$21.01	$24.62
Net investment loss[1]	(0.08)	(0.13)	(0.08)	(0.07)	(0.19)	(0.21)
Net realized and unrealized gain (loss)	(3.83)	3.66 [2]	5.30 [2]	(6.44)[2]	(2.28)[2]	0.61 [2]
Net increase (decrease) from investment operations	(3.91)	3.53	5.22	(6.51)	(2.47)	0.40
Distributions from net realized gain	—	—	—	(0.31)	(3.71)	(4.01)
Net asset value, end of period	$12.85	$16.76	$13.23	$8.01	$14.83	$21.01

Total Investment Return[3]
Based on net asset value	(23.33)%[4]	26.68%	65.17%[5]	(44.85)%	(14.51)%	2.80%

Ratios to Average Net Assets[6]
Total expenses	2.23%[7,8]	2.26%	2.40%	2.34%	2.13%	2.01%
Net investment loss	(1.01)%[7,8]	(0.94)%	(0.71)%	(0.58)%	(0.96)%	(0.97)%

Supplemental Data
Net assets, end of period (000)	$162,768	$232,996	$215,916	$155,267	$355,755	$542,736
Portfolio turnover of the Master LLC	22%	52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 64.92%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R
	Six Months Ended September 30, 2011 (Unaudited)

		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$17.72	$13.90	$8.36	$15.38	$21.69	$25.31
Net investment loss[1]	(0.03)	(0.05)	(0.01)	(0.00)[2]	(0.10)	(0.10)
Net realized and unrealized gain (loss)	(4.06)	3.87 [3]	5.55 [3]	(6.71)[3]	(2.38)[3]	0.64 [3]
Net increase (decrease) from investment operations	(4.09)	3.82	5.54	(6.71)	(2.48)	0.54
Distributions from net realized gain	—	—	—	(0.31)	(3.83)	(4.16)
Net asset value, end of period	$13.63	$17.72	$13.90	$8.36	$15.38	$21.69

Total Investment Return[4]
Based on net asset value	(23.08)%[5]	27.48%	66.27%[6]	(44.54)%	(14.13)%	3.39%

Ratios to Average Net Assets[7]
Total expenses	1.65%[8,9]	1.65%	1.75%	1.76%	1.65%	1.48%
Net investment (loss)	(0.43)%[8,9]	(0.33)%	(0.05)%	(0.02)%	(0.52)%	(0.46)%

Supplemental Data
Net assets, end of period (000)	$26,832	$42,078	$39,126	$31,767	$60,194	$52,161
Portfolio turnover of the Master LLC	22%	52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.03%.

[7]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[8]	Annualized.

[9]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC “), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at September 30, 2011 was 99.5%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six month ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,526.

For the six month ended September 30, 2011, affiliates received the following CDSC relating to transactions in Investor B and Investor C Shares.

Investor B	$4,674
Investor C	$3,543

Furthermore, affiliates received CDSC of $70 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six month ended September 30, 2011, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,200
Investor A	$2,630
Investor B	$512
Investor C	$2,247
Class R	$197

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Capital Loss Carryforwards:

As of March 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires March 31,
2017	$5,463,448
2018	584,003,098
Total	$589,466,546

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after March 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended September 30, 2011		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,351,096	$26,979,191	6,795,248	$118,791,797
Shares issued to shareholders in reinvestment of dividends	—	—	41,632	652,154]
Total issued	1,351,096	26,979,191	6,836,880	119,443,951
Shares redeemed	(2,641,077)	(51,666,861)	(4,506,287)	(80,094,504)
Net increase (decrease)	(1,289,981)	$(24,687,670)	2,330,593	$39,349,447

Investor A
Shares sold and automatic conversion of shares	2,101,636	$39,467,443	3,870,752	$68,391,605
Shares issued to shareholders in reinvestment of dividends	—	—	1,587	24,466
Total issued	2,101,636	39,467,443	3,872,339	68,416,071
Shares redeemed	(3,004,965)	(59,351,115)	(7,195,118)	(122,337,827)
Net decrease	(903,329)	$(19,883,672)	(3,322,779)	$(53,921,756)

Investor B
Shares sold	318,147	$5,190,022	996,090	$14,629,658
Shares redeemed and automatic conversion of shares	(1,379,597)	(22,332,811)	(3,858,322)	(56,662,763)
Net decrease	(1,061,450)	$(17,142,789)	(2,862,232)	$(42,033,105)

Investor C
Shares sold	810,074	$12,676,476	2,199,943	$31,095,245
Shares redeemed	(2,049,743)	(31,709,712)	(4,621,404)	(64,282,355)
Net decrease	(1,239,669)	$(19,033,236)	(2,421,461)	$(33,187,110)

Class R
Shares sold	327,277	$5,456,825	983,474	$14,675,725
Shares redeemed	(733,279)	(12,315,713)	(1,423,451)	(21,151,289)
Net decrease	(406,002)	$(6,858,888)	(439,977)	$(6,475,564)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	17

Portfolio Information	Master Value Opportunities LLC

As of September 30, 2011

Ten Largest Holdings	Percent of Long-Term Investments
OraSure Technologies, Inc.	2%
Coventry Health Care, Inc.	2
Health Net, Inc.	2
Southwest Gas Corp.	2
Invacare Corp.	2
SM Energy Co.	1
Wright Medical Group, Inc.	1
Tenet Healthcare Corp.	1
Dupont Fabros Technology, Inc.	1
UIL Holdings Corp.	1

Sector Allocations	Percent of Long-Term Investments
Financials	18%
Industrials	16
Information Technology	15
Health Care	15
Consumer Discretionary	13
Energy	9
Utilities	7
Materials	5
Consumer Staples	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011 (Unaudited)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.7%
Ceradyne, Inc. (a)	108,000	$2,904,120
Curtiss-Wright Corp.	254,500	7,337,235
Esterline Technologies Corp.	145,200	7,527,168
Moog, Inc., Class A	216,200	7,052,444
Spirit Aerosystems Holdings, Inc., Class A (a)	497,800	7,939,910
		32,760,877
Automobiles — 0.5%
Thor Industries, Inc.	216,600	4,797,690
Beverages — 0.5%
Cott Corp.	643,600	4,382,916
Biotechnology — 0.4%
Arena Pharmaceuticals, Inc. (a)(b)	1,205,200	1,747,540
MannKind Corp. (b)	481,800	1,826,022
		3,573,562
Capital Markets — 0.8%
BGC Partners, Inc.	594,514	3,584,919
Investment Technology Group, Inc. (b)	363,700	3,560,623
		7,145,542
Chemicals — 2.5%
Ferro Corp.	289,800	1,782,270
Huntsman Corp.	653,800	6,322,246
OM Group, Inc.	152,100	3,950,037
Rockwood Holdings, Inc. (a)	247,700	8,345,013
Spartech Corp.	366,000	1,171,200
		21,570,766
Commercial Banks — 7.4%
Bank of Hawaii Corp.	98,500	3,585,400
Banner Corp.	221,999	2,839,367
Comerica, Inc.	96,803	2,223,565
Cullen/Frost Bankers, Inc.	142,129	6,518,036
East-West Bancorp, Inc.	321,900	4,799,529
First Financial Bankshares, Inc. (b)	124,750	3,263,460
First Midwest Bancorp, Inc.	598,100	4,378,092
National Penn Bancshares, Inc.	1,068,100	7,487,381
Old National Bancorp	658,500	6,137,220
Pinnacle Financial Partners, Inc.	469,200	5,133,048
PrivateBancorp, Inc.	394,900	2,969,648
UMB Financial Corp.	151,400	4,856,912
Umpqua Holdings Corp.	554,300	4,872,297
Wintrust Financial Corp.	243,000	6,271,830
		65,335,785
Communications Equipment — 2.3%
Arris Group, Inc.	939,500	9,676,850
Harmonic, Inc. (a)(b)	1,067,700	4,548,402
Plantronics, Inc.	212,100	6,034,245
		20,259,497

Common Stocks	Shares	Value
Computers & Peripherals — 1.7%
NCR Corp. (a)	487,800	$8,238,942
QLogic Corp. (a)	496,100	6,290,548
		14,529,490
Construction & Engineering — 0.9%
Foster Wheeler AG	208,500	3,709,215
URS Corp.	138,300	4,101,978
		7,811,193
Containers & Packaging — 0.7%
Packaging Corp. of America	83,000	1,933,900
Rock-Tenn Co., Class A	81,380	3,961,578
		5,895,478
Electric Utilities — 2.1%
Allete, Inc.	215,000	7,875,450
UIL Holdings Corp.	330,900	10,896,537
		18,771,987
Electrical Equipment — 0.5%
Regal-Beloit Corp.	93,100	4,224,878
Electronic Equipment, Instruments & Components — 2.3%
Checkpoint Systems, Inc.	384,800	5,225,584
Ingram Micro, Inc., Class A (a)	452,700	7,302,051
ScanSource, Inc. (a)(b)	268,900	7,948,684
		20,476,319
Energy Equipment & Services — 3.1%
Bristow Group, Inc.	1,871	79,387
C&J Energy Services, Inc. (b)	46,900	771,036
CARBO Ceramics, Inc.	7,500	768,975
Oil States International, Inc. (a)(b)	109,900	5,596,108
Pioneer Drilling Co. (a)	956,800	6,869,824
Superior Energy Services, Inc. (a)(b)	256,908	6,741,266
Tesco Corp.	31,327	363,393
Tetra Technologies, Inc.	813,100	6,277,132
		27,467,121
Food & Staples Retailing — 0.1%
The Fresh Market, Inc. (b)	13,900	530,424
Food Products — 0.9%
Diamond Foods, Inc. (b)	94,104	7,508,558
Gas Utilities — 1.8%
South Jersey Industries, Inc.	50,500	2,512,375
Southwest Gas Corp.	370,300	13,393,751
		15,906,126
Health Care Equipment & Supplies — 5.9%
CONMED Corp. (a)	244,400	5,623,644
Hansen Medical, Inc. (a)(b)	1,623,900	5,391,348
Invacare Corp.	566,000	13,040,640
OraSure Technologies, Inc. (a)(c)	2,064,741	16,435,338
Wright Medical Group, Inc. (b)	656,844	11,744,371
		52,235,341

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	19

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services — 6.5%
Coventry Health Care, Inc. (a)	518,200	$14,929,342
Health Net, Inc.	576,500	13,668,815
Healthways, Inc. (a)	808,300	7,945,589
LCA-Vision, Inc.	817,700	1,749,878
Owens & Minor, Inc.	259,300	7,384,864
Tenet Healthcare Corp.	2,780,000	11,481,400
		57,159,888
Hotels, Restaurants & Leisure — 1.8%
Dunkin’ Brands Group, Inc. (a)(b)	46,500	1,288,050
Gaylord Entertainment Co.	279,800	5,411,332
Papa John’s International, Inc. (a)(b)	158,789	4,827,186
Ruby Tuesday, Inc. (b)	574,000	4,109,840
		15,636,408
Household Durables — 0.6%
KB Home	483,200	2,831,552
MDC Holdings, Inc.	109,439	1,853,897
Skullcandy, Inc. (b)	42,600	601,938
		5,287,387
Insurance — 2.4%
Delphi Financial Group, Inc., Class A	169,100	3,639,032
ProAssurance Corp.	150,500	10,839,010
RLI Corp.	70,900	4,507,822
Selective Insurance Group, Inc.	157,100	2,050,155
		21,036,019
Internet Software & Services — 1.5%
IAC/InterActiveCorp.	235,600	9,317,980
ValueClick, Inc. (b)	272,203	4,235,479
		13,553,459
IT Services — 1.3%
Acxiom Corp.	467,600	4,975,264
Convergys Corp. (a)	645,300	6,052,914
		11,028,178
Leisure Equipment & Products — 0.4%
Leapfrog Enterprises, Inc.	1,156,330	3,896,832
Life Sciences Tools & Services — 1.4%
Affymetrix, Inc. (b)	1,820,700	8,921,430
Pharmaceutical Product Development, Inc.	138,600	3,556,476
		12,477,906

Common Stocks	Shares	Value
Machinery — 8.3%
AGCO Corp.	238,400	$8,241,488
Altra Holdings, Inc.	650,178	7,522,560
Astec Industries, Inc. (a)	110,300	3,229,584
Briggs & Stratton Corp.	472,900	6,388,879
CIRCOR International, Inc.	199,400	5,856,378
EnPro Industries, Inc. (b)	258,300	7,666,344
IDEX Corp.	269,600	8,400,736
Kennametal, Inc.	225,900	7,395,966
RBC Bearings, Inc. (b)	217,700	7,399,623
Robbins & Myers, Inc.	224,200	7,781,982
Terex Corp.	307,800	3,158,028
		73,041,568
Media — 0.8%
Harte-Hanks, Inc.	787,900	6,681,392
Metals & Mining — 1.2%
Carpenter Technology Corp.	220,200	9,884,778
Stillwater Mining Co.	53,100	451,350
		10,336,128
Multi-Utilities — 3.1%
NorthWestern Corp.	295,400	9,435,076
OGE Energy Corp.	219,400	10,485,126
Vectren Corp.	274,500	7,433,460
		27,353,662
Multiline Retail — 1.6%
Big Lots, Inc.	185,900	6,474,897
Fred’s, Inc.	437,214	4,660,701
Saks, Inc.	330,700	2,893,625
		14,029,223
Oil, Gas & Consumable Fuels — 5.7%
Bill Barrett Corp. (b)	134,100	4,859,784
Cabot Oil & Gas Corp.	97,699	6,048,545
Gastar Exploration Ltd. (a)	180,600	541,800
GeoResources, Inc. (a)	150,649	2,680,046
HollyFrontier Corp.	349,580	9,165,987
Oasis Petroleum, Inc. (a)(b)	373,100	8,331,323
SM Energy Co.	205,600	12,469,640
Whiting Petroleum Corp. (a)	95,100	3,336,108
World Fuel Services Corp.	77,000	2,514,050
		49,947,283
Paper & Forest Products — 0.7%
Wausau Paper Corp.	973,400	6,220,026
Pharmaceuticals — 0.3%
K-V Pharmaceutical Co., Class A (a)(b)	1,618,500	2,184,975

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Value Opportunities LLC (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Professional Services — 1.4%
Kelly Services, Inc., Class A (b)	355,800	$4,056,120
Kforce, Inc.	432,800	4,245,768
Resources Connection, Inc.	432,700	4,231,806
		12,533,694
Real Estate Investment Trusts (REITs) — 6.2%
Acadia Realty Trust	404,100	7,556,670
BioMed Realty Trust, Inc.	276,200	4,576,634
CommonWealth REIT	344,975	6,544,176
Corporate Office Properties Trust	194,100	4,227,498
Cousins Properties, Inc.	889,900	5,205,915
Dupont Fabros Technology, Inc. (b)	563,200	11,089,408
Kilroy Realty Corp.	120,600	3,774,780
Lexington Corporate Properties Trust (b)	809,850	5,296,419
The Macerich Co.	4	178
Omega Healthcare Investors, Inc.	412,400	6,569,532
		54,841,210
Road & Rail — 1.2%
Marten Transport Ltd.	423,048	7,293,348
Vitran Corp., Inc.	909,621	3,593,003
		10,886,351
Semiconductors & Semiconductor Equipment — 3.3%
CSR Plc — ADR	19,841	264,679
Cymer, Inc. (a)(b)	102,200	3,799,796
DSP Group, Inc.	922,137	5,440,608
MKS Instruments, Inc.	181,400	3,938,194
PMC-Sierra, Inc.	1,117,500	6,682,650
Standard Microsystems Corp. (a)(b)	267,000	5,179,800
Teradyne, Inc. (a)	294,800	3,245,748
		28,551,475
Software — 2.3%
Bottomline Technologies, Inc. (a)	393,297	7,921,002
Compuware Corp. (a)(b)	892,500	6,836,550
Progress Software Corp. (a)	328,500	5,765,175
		20,522,727
Specialty Retail — 5.4%
Ascena Retail Group Inc.	329,815	8,928,092
The Children’s Place Retail Stores, Inc. (a)	134,300	6,248,979
Collective Brands, Inc.	180,526	2,339,617
Express, Inc.	443,400	8,996,586
Genesco, Inc. (a)	191,582	9,872,220
The Men’s Wearhouse, Inc.	155,246	4,048,816
The Pep Boys — Manny, Moe & Jack	362,600	3,578,862
Penske Auto Group, Inc.	221,800	3,548,800
		47,561,972

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 1.8%
G-III Apparel Group, Ltd. (b)	225,400	$5,152,644
The Jones Group, Inc.	380,916	3,508,236
Perry Ellis International, Inc. (a)(b)	115,000	2,162,000
The Warnaco Group, Inc. (a)	104,100	4,797,969
		15,620,849
Thrifts & Mortgage Finance — 0.7%
Dime Community Bancshares, Inc.	267,700	2,711,801
Provident Financial Services, Inc.	300,700	3,232,525
		5,944,326
Total Common Stocks — 98.0%		861,516,488

Warrants (d)
Commercial Banks — 0.4%
Texas Capital Bancshares, Inc. (Expires 1/16/19)	291,000	3,067,140
Total Warrants — 0.4%		3,067,140
Total Long-Term Investments (Cost — $868,242,340) — 98.4%		864,583,628

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (e)(f)	14,349,481	14,349,481

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.16% (e)(f)(g)	$71,036	71,035,531
Total Short-Term Securities (Cost — $85,385,012) — 9.7%		85,385,012
Total Investments (Cost — $953,627,352*) — 108.1%		949,968,640
Liabilities in Excess of Other Assets — (8.1)%		(71,048,336)
Net Assets — 100.0%		$878,920,304

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$970,544,178
Gross unrealized appreciation	$131,482,257
Gross unrealized depreciation	(152,057,795)
Net unrealized depreciation	$(20,575,538)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	21

Schedule of Investments (concluded)	Master Value Opportunities LLC

(c)

Investments in companies (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares Held at March 31, 2011	Shares Purchased	Shares Sold	Shares Held at September 30, 2011	Value at September 30, 2011	Realized Gain
OraSure Technologies, Inc.	2,616,100	9,087	560,446	2,064,741	$16,435,338	$27,044

(d)

Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(e)	Investments in companies considered to be an affiliate of the Master LLC during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at March 31, 2011	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	20,440,783	(6,091,302)	14,349,481	$5,324
BlackRock Liquidity Series, LLC Money Market Series	$25,810,450	$45,225,081	$71,035,531	$360,808

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments) The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Master LLC’s perceived risk of investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Master LLCs’ investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$864,583,628	—	—	$864,583,628
Short-Term Securities	14,349,481	$71,035,531	—	85,385,012
Total	$878,933,109	$71,035,531	—	$949,968,640

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Statement of Assets and Liabilities	Master Value Opportunities LLC

September 30, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $66,353,020) (cost — $854,771,301)	$848,148,290
Investments at value — affiliated (cost — $98,856,051)	101,820,350
Investments sold receivable	3,974,038
Dividends receivable	807,661
Securities lending income receivable — affiliated	101,286
Prepaid expenses	17,381
Other assets	13,109
Total assets	954,882,115

Liabilities
Collateral on securities loaned at value	71,035,531
Investments purchased payable	3,518,521
Investment advisory fees payable	384,949
Withdrawals payable to investors	822,629
Other affiliates payable	12,624
Other accrued expenses payable	187,557
Total liabilities	75,961,811
Net Assets	$878,920,304

Net Assets Consist of
Investors’ capital	$882,579,016
Net unrealized appreciation/depreciation	(3,658,712)
Net Assets	$878,920,304

Statement of Operations	Master Value Opportunities LLC

Six Months Ended September 30, 2011 (Unaudited)
Investment Income
Dividends — unaffiliated	$6,426,579
Dividends — affiliated	5,324
Securities lending — affiliated	360,808
Total income	6,792,711

Expenses

Investment advisory	2,756,184
Accounting services	116,659
Custodian	43,395
Professional	21,911
Directors	16,364
Printing	2,574
Miscellaneous	16,240
Total expenses	2,973,327
Less fees waived by advisor	(3,919)
Total expenses after fees waived	2,969,408
Net investment income	3,823,303

Realized and Unrealized Gain (Loss)
Net realized gain from investments, including $27,044 gain from affiliates	69,822,466
Net change in unrealized appreciation/depreciation on Investments	(336,391,458)
Total realized and unrealized loss	(266,568,992)
Net Decrease in Net Assets Resulting from Operations	$(262,745,689)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	23

Statements of Changes in Net Assets	Master Value Opportunities LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
Operations
Net investment income	$3,823,303	$8,230,507
Net realized gain	69,822,466	101,477,883
Net change in unrealized appreciation/depreciation	(336,391,458)	170,244,774
Net increase (decrease) in net assets resulting from operations	(262,745,689)	279,953,164

Capital Transactions
Proceeds from contributions	90,266,093	254,535,746
Value of withdrawals	(184,222,403)	(355,618,017)
Net decrease in net assets derived from capital transactions	(93,956,310)	(101,082,271)

Net Assets
Total increase (decrease) in net assets	(356,701,999)	178,870,893
Beginning of period	1,235,622,303	1,056,751,410
End of period	$878,920,304	$1,235,622,303

Financial Highlights	Master Value Opportunities LLC

	Six Months Ended September 30, 2011	Year Ended March 31,
	(Unaudited)	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	(22.56)%[1]	28.70%	68.13%[2]	(43.58)%	(13.02)%	4.34%

Ratios to Average Net Assets
Total expenses	0.53%[3]	0.54%	0.55%	0.54%	0.51%	0.50%
Total expenses after fees waived	0.53%[3]	0.54%	0.55%	0.54%	0.51%	0.50%
Net investment income	0.69%[3]	0.78%	1.14%	1.21%	0.66%	0.53%

Supplemental Data
Net assets, end of period (000)	$878,920	$1,235,622	$1,056,751	$770,616	$1,750,575	$2,685,468
Portfolio turnover	22%	52%	79%	147%	109%	72%

[1]	Aggregate total investment return.

[2]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 67.83%.

[3]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (Unaudited)	Master Value Opportunities LLC

1. Organization and Significant Accounting Policies:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master LLC may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master LLC earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended September 30, 2011, the Master LLC accepted only cash collateral in connection with securities loaned.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore,

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	25

Notes to Financial Statements (continued)	Master Value Opportunities LLC

no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLC’s financial statements and disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets:

Average Daily Net Assets	Investment Advisory Rate
First $1 billion	0.500%
$1 billion – $1.5 billion	0.475%
Greater than $1.5 billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations. For the six months ended September 30, 2011, the amount waived was $3,919.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the six month ended September 30, 2011, the Master LLC reimbursed the Manager $5,234 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Master LLC on such investments is shown as securities lending —affiliated in the Statement of Operations. For the six months ended September 30, 2011, BIM received $126,447 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2011, were $243,921,106 and $313,696,262 respectively.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. The Master LLC pays a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2010. The Master LLC did not borrow under the credit agreement during the six months ended September 30, 2011.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of the Master Value Opportunities LLC (the “Master Fund”) met on April 12, 2011 and May 10–11, 2011 to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board of Directors of the Master Fund also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Fund. The BlackRock Value Opportunities Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underper-formance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions; (e) the Master Fund’s and the Feeder Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds,

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (f) sales and redemption data regarding the Feeder Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2012. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Fund and the Feeder Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master Fund and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Master Fund’s investment results correspond directly to the investment results of the Feeder Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to funds in the Feeder Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

The Board noted that the Feeder Fund ranked in the first, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Feeder Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, the biggest performance detractor was stock selection in the financials sector, as the Master Fund’s holdings were hit hard by the credit crisis. An underweight to utilities and an overweight to consumer discretionary sectors also detracted meaningfully during the credit crisis period.

The Board and BlackRock discussed BlackRock’s strategy for improving the Feeder Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Fund’s portfolio managers and to improve the Feeder Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/ Feeder Fund’s contractual management fee ratio compared with the other funds in the Master Fund’s/Feeder Fund’s Lipper category. It also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee ratio, to those of other funds in the Feeder Fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Fund and the Feeder Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Feeder Fund’s/Master Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Feeder Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Master Fund increases above certain contractually specified levels.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board of the Master Fund considered the detailed review of BlackRock’s fee structure, as it applies to the Master Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	31

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
Paul L. Audet, Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02116

Distributor

BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Director of the Fund and Master LLC, and Paul L. Audet became Director of the Fund and Master LLC.

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2011	35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10253-9/11-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: November 30, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: November 30, 2011